CORPORATE OVERVIEW August 2022 Leveraging unique insights into the chromatin regulatory system to pioneer a new class of precision therapies in oncology and beyond Exhibit 99.2

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from the Collaboration Agreement with Lilly; the initiation, timing, progress and results of our research and development programs and preclinical and clinical trials, including the potential resolution of the partial clinical hold and anticipated timing of release of initial clinical data; our ability to advance product candidates that we may develop and successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform; the impact of the COVID-19 pandemic on our and our collaborators’ business operations, including our research and development programs and preclinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-286, FHD-609 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-286 and FHD-609, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements and needs for additional financing. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties. Forward-Looking StatementsFORWARD LOOKING STATEMENTS 2

| LARGE MARKET POTENTIAL WELL- FUNDED SIGNIFICANT GLOBAL PARTNERSHIPS EXPERIENCED LEADERSHIP TEAM UPCOMING MILESTONES Chromatin biology implicated in up to 50% of cancer, potentially impacting ~2.5 million patients Potential applications in virology, autoimmune diseases and neurology $394.7 million in cash and equivalents (as of 6/30/2022) Strategic collaboration with Loxo Oncology at Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Merck collaboration to drug single specified transcription factor target; $15 million upfront and up to $410 million in milestones Expertise across drug discovery, clinical development and commercialization FHD-286: Initial clinical data (TBD) - mUM study enrolling; AML/MDS study on partial clinical hold FHD-609: Initial clinical data expected in 2023 FIRST-IN-CLASS PRECISION MEDICINES TARGETING CANCER AND OTHER DISEASES 3

| UNIQUE INSIGHTS INTO CHROMATIN BIOLOGY Transcription Factor Mutations / Overexpression Chromatin Remodeling Complex Mutations / Overexpression Mutations That Impinge on the Chromatin Regulatory System Enzymatic Inhibitors: Highly selective and allosteric small molecule inhibitors Transcription Factor Disruptors: Disrupt interactions between chromatin remodeling complexes and transcription factors Potential druggable sites ATP ADP TAILORED DRUGGING APPROACHES Chromatin – compacted form of DNA inside the nucleus of the cell CHROMATIN REGULATORY SYSTEM CRITICAL FOR GENE EXPRESSION NOVEL TARGETS GUIDED BY GENETIC DEPENDENCIES Targeted Protein Degradation: Bi-functional protein degraders for targets with no enzymatic activity Untapped Area for Novel Targets and Therapeutics 4 Chromatin Chromatin Remodeling Complex Transcription Factor

| FOGHORN’S GENE TRAFFIC CONTROL® PLATFORM Integrated, Scalable, Efficient – Repeatable Paradigm TARGET IDENTIFICATION & VALIDATION Determine dependencies (e.g., synthetic lethal) PRODUCTION OF CHROMATIN REGULATORY SYSTEM COMPONENTS & PROPRIETARY ASSAYS DISCOVERY AND OPTIMIZATION OF CHEMICAL MATTER TRANSLATION TO CLINIC AND IDENTIFICATION OF BIOMARKERS Enzymatic Inhibitors Targeted Protein Degraders Transcription Factor Disruptors Unique capabilities to purify and synthesize chromatin remodeling complexes and transcription factors at scale Over 15 programs evaluating protein degraders, enzymatic inhibitors and transcription factor disruptors for diverse cancers impacted by breakdowns in the chromatin regulatory system 5

BROAD PIPELINE ACROSS A RANGE OF TARGETS AND MODALITIES

Precision Oncology / Breadth and Depth / Over 15 Programs

Modality	Program	Discovery	Phase 1	Phase 2	Phase 3	Commercial Rights
Enzyme Inhibitors	FHD-286 (BRG1/BRM)	AML & MDS				FOGHORN THERAPEUTICS
	FHD-286 (BRG1/BRM)	Uveal Melanoma				FOGHORN THERAPEUTICS
	Selective BRM	BRG1 Mutated Cancers				LOXO ONCOLOGY; FOGHORN THERAPEUTICS
Protein Degraders	FHD-609 (BRD9)	Synovial Sarcoma				FOGHORN THERAPEUTICS
	Selective BRM	BRG1 Mutated Cancers				LOXO ONCOLOGY; FOGHORN THERAPEUTICS
	Selective ARID1B	ARID1A Mutated Cancers				FOGHORN THERAPEUTICS
Transcription Factor Disruptors	Undisclosed	Undisclosed				FOGHORN THERAPEUTICS
	Undisclosed	Undisclosed				MERCK
Partnered Program (Undisclosed)	Undisclosed	Undisclosed				LOXO ONCOLOGY; FOGHORN THERAPEUTICS
Three Discovery Programs (Undisclosed)	Undisclosed	Undisclosed				LOXO ONCOLOGY; FOGHORN THERAPEUTICS

6

FHD-286 In Phase 1 Dose Escalation for AML / MDS & Uveal Melanoma FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

FHD-286 TARGETS ABNORMAL DEPENDENCIES ON BAF IN CANCER

Target / Approach	• BRG1 / BRM ATPase • Small molecule, allosteric, oral enzymatic inhibitor
Indications	• Acute myelogenous leukemia (AML) and myelodysplastic syndromes (MDS) • Uveal melanoma • Indication expansion work ongoing in multiple solid tumors
Mutation / Aberration	• **AML**: Elevated BRG1-BAF / TF activity in AML blast cells • **Uveal melanoma**: GNAQ / GNA11 mutated UM is driven by dependency on BAF / TF activity
Program Status / Milestones	• Phase 1 studies enrolling in mUM; partial clinical hold for AML/MDS study • Initial clinical data (TBD)
New Patients Impacted / Year*	• **AML**: Over 20,000 relapsed and / or refractory patients • **MDS**: Over 7,000 high-risk MDS patients • **Uveal melanoma**: Over 5,000 patients

* U.S., EU5, Japan

BAF CHROMATIN REMODELING COMPLEX


BRG1
BRM
BRG1 AND BRM SUBUNITS

- BRM / BRG1 is the engine (ATPase) of the BAF chromatin remodeling complex
- BRG1 & BRM are highly similar proteins

8

FHD-286 CLINICAL DEVELOPMENT PLAN

Two Parallel Phase 1 Studies

PHASE 1 DOSE ESCALATION STUDIES

- Relapsed / Refractory AML & MDS
- Metastatic Uveal Melanoma

Phase 1 Study Designs

- Single patient accelerated titration (n=1)
- Convert to 3+3 once relevant PK / PD, safety or clinical activity observed
- Retrospective biomarker analysis to further evaluate safety and efficacy
- Assess safety, PK, biomarkers and efficacy

PHASE 1 EXPANSION STUDIES

- Expansion cohorts in AML, UM and potentially other indications

POTENTIAL DEFINITIVE EFFICACY TRIALS & INDICATION EXPANSION

- Potential for entry into definitive efficacy trials in AML
- Potential for entry into definitive efficacy trials in metastatic UM
- Potential for indication expansion beyond AML and UM

Initial Clinical Data: Timing Dependent on Resolution of AML/MDS Study Partial Clinical Hold

9

| AML: DEPENDENCY ON BRG1 / LINEAGE TF INTERACTIONS HSC AML blasts stuck in BAF / TF dependent proliferative phase Loss of blast phenotype/Apoptosis Differentiation Cancerous blast cells rely on BRG1 containing BAF / TF activity BAF - TF activity BAF - TF activity DISEASE STATE TREATMENT WITH FHD-286 10

| FHD-286 SHOWS EFFECT ACROSS A BROAD RANGE OF MUTATIONS IN AML PATIENT-DERIVED SAMPLES DNMT3A FLT3 IDH1 IDH2 KIT NF1 NPM1 NRAS RUNX1 TET2 TP53 IC 50 (n M ) 11 Mutation Type

PRECLINICAL FHD-286 DATA SHOWS EFFICACY ACROSS AML PATIENT-DERIVED SAMPLES

Notable Patient ID	Deep Response	Pathology Review	Disease Status
1690AML1	Y	AML	Secondary
1695AML1	Y	AML/MDS	Secondary
1696AML1	Y	AML	Secondary
1701AML1	Y	AML	Secondary
1893AML1	Y	AML	R/R
1899AML1	Y	AML	R/R
1990pAML1	Y	AML	R/R
1991pAML1	Y	AML	de novo
2041AML1	Y	N/A	de novo
2043pAML1	Y	AML	R/R
2059AML1	Y	AML	R/R
1682AML1	~	N/A	N/A
1689AML1	~	AML/MDS	de novo
1684AML1	N	CML	R/R
1924AML1	N	AML/MDS	R/R

Y = Deep reduction in blast cells ~ = Partial reduction N = No response

1695AML1 – BM-secondary AML



Pro-differentiation effect
1.5
1.0
0.5
0.0
relative to DMSO
0.1
1
10
100
1000
10000
FHD-286 [nM]
Aza + venetoclax
7+3

- Response observed in a majority of primary AML samples, irrespective of prior treatment or disease stage
- Additional data set from patient-derived samples demonstrate mutation-agnostic responses

12

| DOSE-DEPENDENT TUMOR GROWTH INHIBITION OBSERVED WITH FHD-286 TREATMENT IN AML CDX MODELS MV4-11 CDX Model (FLT3 ITD, MLL-AF4) OCI-AML2 CDX MODEL (MII-AF6, DNMT3A MUT.) 0 7 14 21 0 250 500 750 1000 1250 Days Post Treatment Tu m or V ol um e (m m 3 ) 0 7 14 21 0 800 1600 2400 3200 Days Post Treatment Tu m or V ol um e (m m 3 ) 0 7 14 21 80 90 100 110 120 Days Post Treatment Bo dy W ei gh t C ha ng e (% ) 0 7 14 21 80 90 100 110 120 Days Post Treatment B od y W ei gh t C ha ng e (% ) 13 Tumor Volume Tumor Volume Body Weight Body Weight

| TUMOR GROWTH INHIBITION WITH FHD-286 TREATMENT OBSERVED BY BIOLUMINESCENCE GENE TRAFFIC CONTROL PLATFORM PROTEIN DEGRADER CAPABILITIES Imaging in a Disseminated AML Model VEHICLE FHD-286 1.5 MG / KG QDX28 FHD-286 1.5 MG / KG, BID (5ON / 8OFF) X3 SORAFENIB 15 MG / KG, QDX14 FHD-286 SURVIVAL ADVANTAGE IN DISSEMINATED AML MODEL 14

| THERAPEUTIC RATIONALE FOR UVEAL MELANOMA Dependency on Two Lineage Transcription Factors MITF / SOX10 SOX10 MITF OVER 85% OF UVEAL MELANOMA CANCERS HAVE GNAQ OR GNA11 MUTATIONS VALIDATION OF DEPENDENCY AND APPROACHBIOLOGY CANCER CELL LINES CANCER CELL LINES 15 MITF CHIPseq SOX10 CHIPseq

| FHD-286 WAS ASSOCIATED WITH DOSE-DEPENDENT TUMOR REGRESSION IN UVEAL MELANOMA CDX MODELS AT TOLERATED DOSES MP-46 UVEAL MELANOMA CDX MODEL o Dose-dependent tumor growth inhibition o Well-tolerated 92-1 UVEAL MELANOMA CDX MODEL o Dose-dependent tumor growth inhibition o Tumor regression at 1.5 mg / kg, PO, QD o Well-tolerated 0 7 14 21 28 0 300 600 900 1200 Days Post Treatment Tu m or V ol um e (m m 3 ) 0 7 14 21 28 80 90 100 110 120 Days Post Treatment Bo dy W ei gh t C ha ng e (% ) 0 5 10 15 20 0 150 300 450 600 750 900 Days Post Treatment Tu m or V ol um e (m m 3 ) 0 5 10 15 20 80 90 100 110 120 Days Post Treatment Bo dy W ei gh t C ha ng e (% ) 16 Tumor Volume Tumor Volume Body Weight Body Weight

FHD-609 In Phase 1 Dose Escalation for Synovial Sarcoma FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

FHD-609 TARGETS AND DEGRADES THE BRD9 SUBUNIT OF BAF WHICH IS REQUIRED FOR SYNOVIAL SARCOMA CELLS TO SURVIVE

Selective, Potent BRD9 Targeted Protein Degrader

Target / Approach	• BRD9 • Intravenous protein degrader
Initial Indication	• Synovial sarcoma
Mutation / Aberration	• SS18-SSX1 / SSX2 / SSX4 protein fusions
Program Status / Milestones	• Initial clinical data expected 2023
New Patients Impacted / Year*	• Synovial sarcoma: Over 1,800

BRD9 IS REQUIRED FOR THE SURVIVAL OF SYNOVIAL SARCOMA CELLS


BRD9
SUBUNIT
SS18-SSX1 / SSX2 / SSX4
MUTATED SUBUNIT


BRD9 Dependency Score
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
-2.5
Dependency Threshold of -1
Synovial Sarcoma Cell Line
Other Soft Tissue Sarcoma Cell Line
CANCER CELL LINES
Project DRIVE shRNA data

* U.S., EU5, Japan

18

FHD-609 CLINICAL DEVELOPMENT PLAN

PHASE 1 DOSE ESCALATION STUDY

- Metastatic Synovial Sarcoma

Phase 1 Study Design	• Single patient accelerated titration (n=1) • Convert to 3+3 once relevant PK / PD, safety or clinical activity observed • Assess safety, PK, clinical activity and biomarkers
Biomarkers	• SS18-SSX1, SS18-SSX2 or SS18-SSX4 translocation

PHASE 1 EXPANSION STUDIES

- Metastatic synovial sarcoma expansion cohorts
- SMARCB-1 deleted tumors and potentially other indications

POTENTIAL DEFINITIVE EFFICACY TRIALS & INDICATION EXPANSION

- Potential for entry into definitive efficacy trials in metastatic synovial sarcoma
- Potential for indication expansion beyond metastatic synovial sarcoma

Initial Clinical Data: Expected in 2023

19

ROBUST *IN VIVO* ACTIVITY OBSERVED IN SYNOVIAL SARCOMA MODEL AND BRD9 DEGRADATION ASSOCIATED WITH FHD-609 TREATMENT

Weekly Dosing of FHD-609 Achieved Sustained BRD9 Degradation

SY01 SYNOVIAL SARCOMA CDX MODEL

- Mutation: **SS18-SSX2**
- Inhibited tumor growth
- Dose-dependent BRD9 degradation correlated with anti-tumor activity



Tumor Volume
Tumor Volume (mm3)
3000
2000
1000
0
0
5
10
15
20
25
Days Post Treatment
Vehicle
FHD-609, 3.5 mg/kg, IP, QW
FHD-609, 0.7 mg/kg, IP, QW
FHD-609, 0.5 mg/kg, IP, QD

SUSTAINED BRD9 DEGRADATION



FHD-609 0.7 mg/kg, IP, QW
4h
7d
10d
1 3 10 29 35 52 62 69
Control
BRD9
FHD-609 3.5 mg/kg, IP, QW
4h
7d
10d
12 24 28 51 63 65 68 82
Control
BRD9

20 |

| SUPERIOR TUMOR GROWTH INHIBITION WITH FHD-609 IN A SYNOVIAL SARCOMA MODEL AS COMPARED TO IFOSFAMIDE AND PAZOPANIB o Mutation: SS18-SSX1 o Superior tumor growth inhibition compared to ifosfamide and pazopanib o Complete suppression observed over 30 days at 2 mg / kg of FHD-609 ASKA CDX MODEL Tumor Volume Body Weight 0 7 14 21 28 80 90 100 110 120 Days Post Treatment % Bo d y W ei gh t C ha ng e 0 10 20 30 40 0 700 1400 2100 2800 Days Post Treatment Tu m or Vo lu m e ( m m 3 ) 21

SELECTIVE BRM MODULATORS FOR BRG1 MUTATED CANCERS Enzymatic Inhibitor and Protein Degrader Programs targeting BRG1 mutated cancers (e.g., NSCLC), 30+ cancers with BRG1 mutations FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

BRG1 MUTATIONS CREATE A GENETIC DEPENDENCY ON BRM

Selective BRM Modulators Overview

Target / Approach	• BRM • Enzymatic inhibitor • Targeted protein degrader
Indications	• BRG1 mutated cancers (e.g., NSCLC), 30+ cancers with BRG1 mutations
Mutation / Aberration	• BRG1
Stage	• Pre-clinical
New Patients Impacted / Year*	• > 100,000
Economics of Lilly Collaboration	• 50/50 U.S. economics • Tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties


BRG1
BRM


BRG1 Mutation
BRM Dependency Score
0.6
0.4
0.2
0.0
-0.2
-0.4
-0.6
-0.8
Cancer Cell Growth Inhibited
CANCER CELL LINES

* U.S., EU5, Japan

23

| Cancer Of Unknown Primary Skin Cancer, Non-Melanoma Non-Small Cell Lung Cancer Bladder Cancer Endometrial Cancer Colorectal Cancer Melanoma Cervical Cancer Thymic Tumor Esophagogastric Cancer Peripheral Nervous System Small Cell Lung Cancer 0% 5% 10% 15% BRG1 MUTATED ACROSS RANGE OF TUMORS BRG1 MUTATED IN UP TO 10% OF NSCLC TUMORS, MINIMAL OVERLAP WITH OTHER MUTATIONS BRG1 MUTATED IN ~5% OF ALL TUMORS Broad Addressable Patient Population 24

| BRM SELECTIVE INHIBITOR IN VIVO EFFICACY Demonstrates PK / PD and In Vivo Efficacy in a BRG1 Mutant Lung CDX Model Body Weight Plasma Exposure BRG1 cellular IC50 BRM cellular IC50 A549-BRG1 MUTANT NSCLC MODEL Cisplatin 4 mg / kg (IP) FHT-BRMi 15 mg / kg (BID) FHT-BRMi 30 mg / kg (BID) Vehicle Control (BID) 25 Tumor Volume

| ENZYMATIC SELECTIVITY APPROACHING 200X ACHIEVED BRG1 vs BRM ATPase activity BRM IC50 (uM) B R G 1 IC 50 (u M ) 26

| DEGRADERS CAUSE TIME- AND DOSE-DEPENDENT BRM DEGRADATION, ANTIPROLIFERATIVE EFFECTS IN A549 BRG1 MUTANT NSCLC LUNG MODEL ADVANCING BRM SELECTIVE DEGRADERS Achieving Complete BRM Degradation 0.01 0.1 1 10 100 -50 0 50 100 150 FHX-NSXLX Conc (uM) % in hi bi tio n BRM / BRG1 HIBIT DATA A549 TEN-DAY PROLIFERATION ASSAY 27 FHT-BRMd BRM BRG1 % Inhibition of Cell Growth

SELECTIVE ARID1B PROTEIN DEGRADER FOR ARID1A MUTATED CANCERS Protein Degrader targeting ARID1A mutated cancers, the most mutated subunit in the BAF complex (e.g., ovarian, endometrial, colorectal, bladder and other cancers)

ARID1A: MOST MUTATED SUBUNIT IN BAF COMPLEX – CREATES DEPENDENCY ON ARID1B

Selective ARID1B Protein Degrader Overview

Target / Approach	• ARID1B • Targeted protein degrader
Initial Indication	• ARID1A mutated cancers
Mutation / Aberration	• ARID1A mutations (e.g., ovarian, endometrial, colorectal, bladder and other cancers)
Stage	• Pre-clinical
New Patients Impacted / Year*	• > 175,000


ARID1A


ARID1B


ARID1A WT
ARID1A Mutant
ARID1B Dependency Score
0.75
0.50
0.25
0.00
−0.25
−0.50
−0.75
−1.00
−1.25
CANCER CELL LINES

* U.S., EU5, Japan

29

| ~5% of all tumors harbor ARID1A mutations ARID1A MUTATED CANCERS: SIGNIFICANT OPPORTUNITY ARID1A Mutated Across Range of Tumors Cancer Types C om pl ex s ub un its ACTL6A ACTL6B ARID1A ARID1B ARID2 BCL11A BCL11B BCL7A BCL7B BCL7C BRD7 BRD9 BAF45B BAF45D BAF45C PBRM1 BAF45A BRM BRG1 BAF47 BAF155 BAF170 BAF60A BAF60B BAF60C BAF57 SS18 SS18L1 BAF Complex Uterine Bladder Stomach Cholangiocarcinoma Liver Esophageal Ovarian Colorectal Melanoma 0% 10% 20% 30% 40% Hodges et al. 2017 30

TARGETING ARID1A MUTATED CANCERS: ARID1B PROTEIN DEGRADER

Advantaged by Gene Traffic Control Platform and Protein Degrader Capabilities

GENE TRAFFIC CONTROL PLATFORM

- Platform produces BAF complexes and subcomplexes containing either ARID1A or ARID1B at scale
- Enables proprietary screens against ARID1B

PROTEIN DEGRADER CAPABILITIES

- Utilize protein degrader toolbox to create ARID1B hetero-bifunctional degraders

PROGRAM STATUS

- Validated selective chemical binders of ARID1B
- In process of expanding binders into novel selective protein degraders
- Assessing outcomes of ARID1B degradation and impact on BAF complex formation



Highly purified ARID1B / BAF complex


ARID1B

31

TRANSCRIPTION FACTORS A NOVEL APPROACH FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

| TFS ARE COMPELLING DRUG TARGETS… …BUT HISTORICALLY DIFFICULT TO TARGET • Highly involved in gene expression • Implicated in range of cancers and other diseases • Featureless surface: no druggable binding pocket • Tight interactions with DNA: undruggable affinities A NEW APPROACH TO DRUGGING TRANSCRIPTION FACTORS Enabled by Proprietary Ability to Purify and Synthesize Chromatin Regulatory System Components HISTORICAL FOCUS POTENTIAL DRUGGABLE SITES FOGHORN’S FOCUS FOGHORN HAS A NEW APPROACH FOCUSING ON INTERACTION WITH BAF • Druggable binding pockets • Druggable affinities 33

| TRANSCRIPTION FACTOR–CHROMATIN REMODELING COMPLEX INTERACTIONS Unique Insights in Where and How Transcription Factors Bind TF #2TF #1 TF #3 Transcription Factors (TF): TF #4 0.01 0.1 1 10 100 1000 0 100 200 300 400 SPI1 (nM) RU KD = 21 nM TF #1 (nM) 0.1 1 10 100 1000 10000 0 50 100 150 200 250 MYOD1 (nM) RU KD = 125 nM TF #2 (nM) 0.1 1 10 100 1000 10000 0 50 100 150 200 250 300 350 MITF (nM) RU TF #3 (nM) KD = 94 nM TF #4 (nM) KD = 351 nM 34

| • >100 TFs estimated associated with BAF • Foghorn pursuing multiple TFs in parallel • Approach highly scalable and potential broad application – other chromatin remodeling complexes and other diseases HIGHLY SCALABLE APPROACH TO ADDRESS SIGNIFICANT UNMET MEDICAL NEED DRIVES MERCK COLLABORATION Potential to Drug > 100 TFs Associated with BAF • Merck collaboration to drug single specified transcription factor target • $15 million upfront; up to $410 million in research, development, regulatory and sales-based milestones • Up to low double-digit royalties on product sales TRANSCRIPTION FACTOR DISRUPTORS Potential druggable sites 35

BROAD PIPELINE ACROSS A RANGE OF TARGETS AND MODALITIES

Precision Oncology / Breadth and Depth / Over 15 Programs

Modality	Program	Indication	Stage (Discovery / Phase 1 / Phase 2 / Phase 3)	Commercial Rights
Enzyme Inhibitors	FHD-286 (BRG1/BRM)	AML & MDS	Phase 1	Foghorn Therapeutics
	FHD-286 (BRG1/BRM)	Uveal Melanoma	Phase 1	Foghorn Therapeutics
	Selective BRM	BRG1 Mutated Cancers	Discovery	Loxo Oncology / Foghorn Therapeutics
Protein Degraders	FHD-609 (BRD9)	Synovial Sarcoma	Phase 1	Foghorn Therapeutics
	Selective BRM	BRG1 Mutated Cancers	Discovery	Loxo Oncology / Foghorn Therapeutics
	Selective ARID1B	ARID1A Mutated Cancers	Discovery	Foghorn Therapeutics
Transcription Factor Disruptors	Undisclosed	Undisclosed	Discovery	Foghorn Therapeutics
	Undisclosed	Undisclosed	Discovery	Merck
Partnered Program (Undisclosed)	Undisclosed	Undisclosed	Discovery	Loxo Oncology / Foghorn Therapeutics
Three Discovery Programs (Undisclosed)	Undisclosed	Undisclosed	Discovery	Loxo Oncology / Foghorn Therapeutics

36

| LARGE MARKET POTENTIAL WELL- FUNDED SIGNIFICANT GLOBAL PARTNERSHIPS EXPERIENCED LEADERSHIP TEAM UPCOMING MILESTONES Chromatin biology implicated in up to 50% of cancer, potentially impacting ~2.5 million patients Potential applications in virology, autoimmune diseases and neurology $394.7 million in cash and equivalents (as of 6/30/2022) Strategic collaboration with Loxo Oncology at Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Merck collaboration to drug single specified transcription factor target; $15 million upfront and up to $410 million in milestones Expertise across drug discovery, clinical development and commercialization FHD-286: Initial clinical data (TBD) - mUM study enrolling; AML/MDS study on partial clinical hold FHD-609: Initial clinical data expected in 2023 FIRST-IN-CLASS PRECISION MEDICINES TARGETING CANCER AND OTHER DISEASES 37

APPENDIX FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

PLATFORM & DRUGGING CAPABILITIES FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

| PRODUCTION OF CHROMATIN REGULATORY SYSTEM COMPONENTS PLATFORM IS POWERED BY ABILITY TO PRODUCE COMPONENTS AT SCALE Drives Drug Discovery Pipeline with Cutting Edge Technology BENEFITS Surface Mapping Assembly Affinity Screening & Validation HTS Biophysics/SPR Characterize TF / BAF Binding Sites Synthesize subcomplexes to enable drug discovery ASMS on full complex to yield novel degraders Multiple screening options with full complex Validation of novel small molecule binders FEATURES 40

PROTEIN DEGRADER PLATFORM

CURRENT APPROACH

- A leader in developing heterobifunctional degraders for clinical evaluation in oncology
- Employing PROTAC and non-CRBN based molecular glue degradation approaches

DEGRADER CHEMICAL TOOLBOX

- Proprietary library of drug-like linkers, E3 ligase binders and potential glues
- Chemistry to rapidly identify and optimize degraders

ADVANCED MECHANISTIC CHARACTERIZATION

- Native target turnover understanding
- Cellular degradation kinetics and rates
- Structural, biochemical and cellular ternary complex characterization
- Global proteomics and ubiquitination studies
- Computational modeling of degraders
- Degradation efficacy across multiple cell types

OPTIMIZATION OF DEGRADER DRUG PROPERTIES

- Guidelines for both of oral and IV-administered degraders
- PK / PD, efficacy and safety modeling to optimize dosing and scheduling


Molecular Glue
PROTAC

41

STRATEGIC PARTNERSHIP LOXO ONCOLOGY AT LILLY FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

| 50/50 U.S. ECONOMICS ON TWO PROGRAMS 50/50 U.S. economic split on BRM-Selective and another undisclosed program Tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties based on revenue levels $380 MILLION UPFRONT $300 million cash payment $80 million investment in Foghorn common stock at a price of $20 per share THREE UNDISCLOSED DISCOVERY PROGRAMS Option to participate in a percentage of the U.S. economics Tiered ex-U.S. royalties from the mid- single digit to low-double digit range $1.3 billion in potential milestones STRATEGIC COLLABORATION WITH LOXO ONCOLOGY AT LILLY Foghorn to Lead Discovery and Research Activities 43

THE CHROMATIN REGULATORY SYSTEM Orchestrates Gene Expression FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

| THE CHROMATIN REGULATORY SYSTEM ORCHESTRATES GENE EXPRESSION Two Major Components Work in Concert: Chromatin Remodeling Complexes and Transcription Factors CHROMATIN Chromatin – compacted form of DNA inside the nucleus of the cell 1 | CHROMATIN REMODELING COMPLEX AND TRANSCRIPTION FACTOR Work together to orchestrate gene expression 2 | RIGHT GENES TFs guide chromatin remodeling complexes to the right locations 3 | NORMAL GENE EXPRESSION Once chromatin unpacked, gene expression can occur 45

| Mutations or overexpression in chromatin remodeling complexes result in abnormal gene expression Mutated or overexpressed TF hijacks chromatin remodeling complex to wrong location DISEASE Abnormal Gene Expression DISEASE Abnormal Gene Expression BREAKDOWNS IN THE CHROMATIN REGULATORY SYSTEM CAN LEAD TO DISEASE 46

| BAF Complex Subunits Mutated and Dysregulated in Cancer 28 Chromatin Remodeling Complexes and >1,000 TFs CHROMATIN REGULATORY SYSTEM Estimate >100 Transcription Factors Associated with Just the BAF Complex BAF COMPLEX AND ASSOCIATED TRANSCRIPTION FACTORS Abundance of Targets within the BAF Complex 47

Leadership Team, Board & Advisors FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex Expertise across drug discovery, clinical development and commercialization

PROVEN LEADERSHIP TEAM



ADRIAN GOTTSCHALK
President & CEO



SAM AGRESTA, M.D., M.P.H & TM
Chief Medical Officer



MICHAEL LACASCIA
Chief Legal Officer



ALLAN REINE, M.D.
Chief Financial Officer



STEVE BELLON, PH.D.
Chief Scientific Officer



FANNY CAVALIE
Chief Strategy and Business Operations Officer



CARLOS COSTA
Chief People Officer



SAURABH SEWAK
VP, Corporate Development



RYAN KRUGER, PH.D.
VP, Biology



BEN STRAIN
VP, Investor Relations & Corporate Communications



CHONG-HUI GU, PH.D.
VP, CMC and QA



NICOLA MAJCHRZAK
VP, Clinical Development Operations



DANETTE L. DANIELS, PH.D.
VP, Protein Degrader Platform



KARIN HELLSVIK
VP, Corporate Affairs



SCOTT INNIS
VP, Program Leadership



JACQUELINE CINICOLA
VP, Regulatory Affairs



MURPHY HENTEMANN
VP, Program Leadership



KEVIN WILSON
VP, Chemistry



MARINA NELEN
VP, Drug Discovery

49

INDUSTRY-LEADING BOARD OF DIRECTORS AND ADVISORS

BOARD OF DIRECTORS

DOUG COLE, M.D.
Flagship Pioneering – Board Chair; Founder

SCOTT BILLER, PH.D.
Former CSO and Strategic Advisor, Agios

SIMBA GILL, PH.D.
Evelo Biosciences, Partner at Flagship Pioneering

ADRIAN GOTTSCHALK
Foghorn President & CEO

CIGALL KADOCH, PH.D.
Dana-Farber, Broad, HMS; Founder

ADAM KOPPEL, M.D., PH.D.
Bain Capital Life Sciences

MICHAEL MENDELSOHN, M.D.
Cardurion Pharmaceuticals

IAN SMITH
Exec. Chair of Solid Bio., Chair of ViaCyte,
Former COO of Vertex

SCIENTIFIC & OTHER ADVISORS

CHARLES SAWYERS, M.D.
MSKCC, HHMI – SAB Chair

CRAIG PETERSON, PH.D.
Professor, UMass Medical School

GERALD CRABTREE, M.D.
Stanford, HHMI; Founder

DAVID SCHENKEIN, M.D.
General Partner, GV

TONY KOUZARIDES, PH.D.
Gurdon Institute – University of Cambridge

50